UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 18, 2020

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101
(Address of Principal Executive Offices) (Zip Code)

(619)301-4200
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On June 18, 2020, the Company issued a press release entitled “TPT Global Tech's Medical Division Completes Manufactuing of the First of its Kind "Quiklab" a Mobile Turnkey Covid 19 Testing and Monitoring Lab.” A copy of the press release is attached hereto as Exhibit 99.1.

On July 13, 2020, the Company issued a press release entitled “TPT Global Tech and its Subsidiary InnovaQor Sign Licensing Agreement for a Telemedicine and Laboratory Information System Platform.” A copy of the press release is attached hereto as Exhibit 99.2.

On July 16, 2020, the Company issued a press release entitled “TPT Global Tech’s Subsidiary TPT MedTech Signs Management Agreement with Miami Based Meredith & Boo LLC to Manage, Operate and Deploy Its “QuikLab” Mobile Turnkey Covid-19 Labs.” A copy of the press release is attached hereto as Exhibit 99.3.

On July 20, 2020, the Company issued a press release entitled “TPT Global Tech Signs 5G Deal with BT Not True and Company Disclaims Announcement Completely.” A copy of the press release is attached hereto as Exhibit 99.4.

On July 22, 2020, the Company issued a press release entitled “TPT GLOBAL TECH Subsidiary InnovaQor Enters Into a Merger Agreement with a Public Company - Southern Plains Oil Corp.” A copy of the press release is attached hereto as Exhibit 99.5.

On July 23, 2020, the Company issued a press release entitled “Southern Plains Oil Corp. Enters Into A Merger Agreement with InnovaQor Inc. A Subsidiary of TPT Global Tech Inc.” A copy of the press release is attached hereto as Exhibit 99.6.

On July 24, 2020, the Company issued a press release entitled “California Senator Ben Hueso Pays A Visit to TPT GLOBAL TECH's "QuikLAB" Manufacturing Facility in San Diego.” A copy of the press release is attached hereto as Exhibit 99.7.

On August 3, 2020, the Company issued a press release entitled “TPT Global Tech’s “QuikLAB” receives Certificate Of Use From Miami Dade County Zoning To Operate.” A copy of the press release is attached hereto as Exhibit 99.8.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
99.1	Press Release dated June 18, 2020
99.2	Press Release dated July 13, 2020
99.3	Press Release dated July 16, 2020
99.4	Press Release dated July 20, 2020
99.5	Press Release dated July 22, 2020
99.6	Press Release dated July 23, 2020
99.7	Press Release dated July 24, 2020
99.8	Press Release dated August 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:	/s/ Stephen J. Thomas III
Stephen J. Thomas III
Title: Chief Operating Officer

Date: August 4, 2020